TRANSAMERICA ADVISORY ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA B

and

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA BNY

Supplement dated December 19, 2025

To the

Prospectus dated May 1, 2025

and to the

Initial Summary Prospectus dated May 1, 2025

Effective immediately, based on changes to the underlying portfolios, the Appendix: Investment Options Available Under the Policy is revised to reflect the following change:

Underlying Fund Portfolios and Adviser/Sub-adviser	Current Expenses	Underlying Fund Portfolios and Revised Adviser/Sub-adviser	Revised Current Expenses
Vanguard VIF Diversified Value Portfolio Advised by: Barrow, Hanley, Mewhinney, & Strauss, LLC	0.28%	Vanguard VIF Diversified Value Portfolio Advised by: Aristotle Capital Management, LLC, Harris Associates L.P., and Hotchkis and Wiley Capital Management, LLC	0.30%

There is no change to the portfolio’s investment objective.

This Supplement updates certain information in the above referenced Prospectus (the ‘‘Prospectus’’) and Initial Summary Prospectus. Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the applicable Prospectus.

Please read this Supplement carefully and retain it for future reference.

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